U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Australia - 9.0%
6,867,838	Aurelia Metals, Ltd. (a)	$2,518,214
1,603,869	OceanaGold Corporation (a)	3,553,747
1,959,371	Ramelius Resources, Ltd.	2,111,328
1,281,017	Westgold Resources, Ltd.	1,845,280
		10,028,569
	Canada - 55.0% (b)
1,028,342	B2Gold Corporation	4,720,090
349,004	Centerra Gold, Inc.	3,430,996
299,230	Eldorado Gold Corporation (a)	3,354,368
70,866	Franco-Nevada Corporation (c)	11,304,544
1,012,379	IAMGOLD Corporation (a)	3,523,079
695,803	Karora Resources, Inc. (a)	3,539,821
331,006	Osisko Gold Royalties, Ltd. (c)	4,365,969
568,640	Sandstorm Gold, Ltd. (c)	4,594,611
852,041	Silvercorp Metals, Inc.	3,084,388
160,812	SSR Mining, Inc. (c)	3,497,661
351,424	Torex Gold Resources, Inc. (a)	4,413,356
237,207	Wheaton Precious Metals Corporation	11,286,309
		61,115,192
	Egypt - 1.8%
1,667,417	Centamin plc	2,002,898
	Peru - 1.9%
1,207,190	Hochschild Mining plc	2,040,951
	South Africa - 14.7%
129,926	African Rainbow Minerals, Ltd.	2,544,283
14,997	Anglo American Platinum, Ltd.	2,059,318
657,575	Harmony Gold Mining Company, Ltd. - ADR (c)	3,307,602
136,014	Impala Platinum Holdings, Ltd.	2,094,592
211,746	Royal Bafokeng Platinum, Ltd.	2,340,255
244,839	Sibanye Stillwater, Ltd. - ADR	3,973,737
		16,319,787
	United Kingdom - 2.9%
130,073	Endeavour Mining plc (c)	3,226,464
	United States - 14.4%
1,798,193	Argonaut Gold, Inc. (a)	3,524,035
88,330	Royal Gold, Inc. (c)	12,479,263
		16,003,298
	TOTAL COMMON STOCKS (Cost $97,808,699)	110,737,159

	SHORT-TERM INVESTMENTS - 0.6%
659,291	First American Government Obligations Fund - Class X, 0.19% (d)	659,291
	TOTAL SHORT-TERM INVESTMENTS (Cost $659,291)	659,291
Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 16.0%
17,811,825	Mount Vernon Liquid Assets Portfolio, LLC, 0.39% (d)(e)	17,811,825
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $17,811,825)	17,811,825
	TOTAL INVESTMENTS - 116.3% (Cost $116,279,815)	129,208,275
	Liabilities in Excess of Other Assets - (16.3)%	(18,124,483)
	NET ASSETS - 100.0%	$111,083,792

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
(a) Non-income producing security.

(b)  To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c) All or a portion of this security is out on loan as of March 31, 2022. Total Value of securities out on loan is $17,283,440.
(d) Rate shown is the annualized seven-day yield as of March 31, 2022.
(e) Privately offered liquidity fund.

Summary of Fair Value Disclosure at March 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$110,737,159	$-	$-	$110,737,159
Short-Term Investments	659,291	-	-	659,291
Investments Purchased with Proceeds from Securities Lending	-	17,811,825	-	17,811,825
Total Investments in Securities	$111,396,450	$17,811,825	$-	$129,208,275

^ See Schedule of Investments for breakout of investments by country classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.